Income Taxes - Net Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets (DTAs):
Net operating loss and tax credit carryforwards	$ 35,796	$ 37,338
Unrealized mark-to-market, impairments and loss provisions	3,753	15,203
Other realized / unrealized treatment differences	12,131	21,600
Total deferred tax assets	51,680	74,141
Less: valuation allowance	(51,680)	(74,141)
Net deferred tax assets	$ 0	$ 0